EXECUTION VERSION

AMENDMENT NO. 2
AMENDMENT NO. 2, dated as of May 2, 2017 (this “Amendment”), to the Credit Agreement referred to below, among NCI BUILDING SYSTEMS, INC., a Delaware corporation (the “Borrower”), the other Loan Parties (as defined in the Credit Agreement) party hereto, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CS”), as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), and the Lenders and other financial institutions party hereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in Section 1 hereof.
RECITALS
WHEREAS, the Borrower is party to that certain Credit Agreement, dated as of June 22, 2012, by and among the Borrower, CS as the Administrative Agent and Collateral Agent, and the Lenders and other financial institutions party thereto (such Credit Agreement, as amended by Amendment No. 1, dated as of June 24, 2013, and as further amended, restated, modified and supplemented from time to time prior to the Amendment No. 2 Effective Date (as defined below), the “Existing Credit Agreement”; the Existing Credit Agreement as amended pursuant to this Amendment, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Lenders effect certain amendments and modifications to the Existing Credit Agreement, including an extension of the maturity of the Existing Term Loans (as defined below), all as described herein;
WHEREAS, each existing Term Loan Lender with respect to the Tranche B Term Loans (each, an “Existing Term Loan Lender”; the existing Term Loans held by it, its “Existing Term Loans”) that executes and delivers a signature page to this Amendment (a “Consent”; each such Existing Term Loan Lender delivering a Consent, an “Extending Term Lender” and the new Term Loans of such Extending Term Lender, the “Repriced Extended Term Loans”) will thereby agree to the terms of this Amendment;
WHEREAS, upon the Amendment No. 2 Effective Date, each Person that is listed on the signature pages hereto as a “New Term Loan Lender” (each, a “New Term Loan Lender”) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that each such New Term Loan Lender will make Term Loans in an aggregate principal amount not to exceed the amount set forth opposite such New Term Loan Lender’s name under the heading “Additional Repriced Extended Term Loan Commitment” on Schedule A hereto (as to each such New Term Loan Lender, its “Additional Repriced Extended Term Loan Commitment”, and term loans made by each New Term Loan Lender in respect thereof, its “Additional Repriced Extended Term Loans”);
WHEREAS, the proceeds of the Additional Repriced Extended Term Loans will be used by the Borrower to (i) repay in full the outstanding principal amount of the Existing Term Loans that are not continued as Repriced Extended Term Loans hereunder and (ii) pay accrued interest on any of the foregoing and any related premiums, fees and expenses;
WHEREAS, the Additional Repriced Extended Term Loans and the Repriced Extended Term Loans will constitute one Tranche of Tranche B Term Loans and will otherwise have the terms as set forth in the Credit Agreement;
WHEREAS, the Borrower, the Extending Term Lenders, the New Term Loan Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein;
WHEREAS, the Borrower, the other Loan Parties and the Collateral Agent are party to a Guarantee and Collateral Agreement, dated as of June 22, 2012 (the “Guarantee and Collateral Agreement”), and have agreed to provide certain acknowledgements and reaffirmations that the grant of security interests contained in the Guarantee and Collateral Agreement shall continue in full force and effect notwithstanding the terms of this Amendment and the effectiveness of the Credit Agreement;
WHEREAS, the Borrower, certain of the Borrower’s subsidiaries, the Collateral Agent, Wells Fargo Capital Finance, LLC, as the Working Capital Agent and the Working Capital Administrative Agent are party to an Intercreditor Agreement, dated as of October 20, 2009 (as amended by Amendment No. 1, dated as of June 22, 2012, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Intercreditor Agreement”); and
WHEREAS, the parties hereto consent to an amendment of the Intercreditor Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Defined Terms; References.

(a)Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement has the meaning assigned to such term in the Existing Credit Agreement, provided that, if the definition of such term is amended hereby, then such term shall have the meaning assigned thereto in the Credit Agreement.

(b)From and after the Amendment No. 2 Effective Date, all references to the “Credit Agreement” in any Loan Document and all references in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement.

Section 2.Consents etc.

(a)Each of the Extending Term Lenders, the New Term Loan Lenders, the Administrative Agent and the Collateral Agent consents to and approves this Amendment and the amendments to the Existing Credit Agreement effected hereby.

(b)Each of the Extending Term Lenders, the New Term Loan Lenders, the Administrative Agent and the Collateral Agent consents to an amendment to the Intercreditor Agreement (such amendment, the “ICA Amendment”) either (1) in substantially the form of Exhibit A attached hereto, or (2) otherwise to (x) permit the ABL Agent in accordance with the terms of the ABL Facility Documents to voluntarily not include assets constituting Term Loan Priority Collateral as part of the Collateral for the ABL Facility Loans, (y) permit any Additional Agent in accordance with the terms of the applicable Additional Documents to voluntarily not include assets constituting Term Loan Priority Collateral or ABL Priority Collateral, as applicable, as part of the Collateral for such Additional Credit Facility and (z) permit the Collateral Agent to voluntarily not include assets constituting ABL Priority Collateral as part of the Collateral for the Facility (provided that, for the avoidance of doubt, any such exclusion from the Collateral for the Facility will require the consent of the requisite number of Lenders under Subsection 11.1 of the Credit Agreement), and (in the case of this clause (2)) in such form as the Administrative Agent may approve in its discretion. For purposes hereof, each of the terms “Additional Agent”, “Additional Documents” and “Additional Credit Facility” shall have the meaning ascribed to such terms in the Intercreditor Agreement. Each Lender authorizes and directs the Administrative Agent and the Collateral Agent, upon the request of the Borrower, to enter into the ICA Amendment.

(c)Subject to the terms and conditions hereof, each New Term Loan Lender severally agrees to make in a single draw on the Amendment No. 2 Effective Date, one or more Term Loans in Dollars to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Term Loan Lender’s name on Schedule A hereto under the heading “Additional Repriced Extended Term Loan Commitment,” as such amount may be adjusted or reduced pursuant to the terms hereof. The Borrower shall provide the Administrative Agent notice prior to 9:30 A.M. (or such shorter period as may be agreed to by the Administrative Agent in its reasonable discretion), New York City time (which notice shall be irrevocable after funding) at least one Business Day prior to the Amendment No. 2 Effective Date specifying the amount of the Additional Repriced Extended Term Loans to be borrowed on the Amendment No. 2 Effective Date. Upon receipt of such notice the Administrative Agent shall promptly notify each applicable Lender thereof. Each Lender having an Additional Repriced Extended Term Loan Commitment will make the amount of its pro rata share of the Additional Repriced Extended Term Loan Commitments available, in each case for the account of the Borrower at the office of the Administrative Agent specified in subsection 11.2 of the Existing Credit Agreement prior to 12:00 Noon, New York City time (or, if the time period for the Borrower’s delivery of notice was extended, such later time as agreed to by the Borrower and the Administrative Agent in its reasonable discretion), on the Amendment No. 2 Effective Date in funds immediately available to the Administrative Agent.

(d)Substantially concurrently with the issuance and funding of the Additional Repriced Extended Term Loans, the Borrower shall prepay all of the Existing Term Loans that are not continued as Repriced Extended Term Loans in an amount equal to the aggregate outstanding principal amount thereof, together with all accrued but unpaid interest thereon. The Borrower shall also concurrently pay any interest on any Existing Term Loans that are continued as Repriced Extended Term Loans. Any requirement to deliver a notice pursuant to Subsection 4.4(a) or Subsection 11.1(g) of the Credit Agreement is hereby waived by the Lenders and the Administrative Agent in connection with any prepayment of such Existing Term Loans on the Amendment No. 2 Effective Date. In connection with the prepayment of Existing Term Loans on the Amendment No. 2 Effective Date, the Lenders hereby agree to waive any claim for breakage costs under Subsection 4.12 of the Existing Credit Agreement.

(e)Interest will accrue on the Repriced Extended Term Loans and Additional Repriced Extended Term Loans from and after the Amendment No. 2 Effective Date. The initial Interest Period applicable to the Repriced Extended Term Loans and Additional Repriced Extended Term Loans that are Eurodollar Loans shall be the period identified by the Borrower in the borrowing notice relating to the Additional Repriced Extended Term Loans referenced in Section 2(c) above, which period may at the Borrower’s election be shorter than one month.

Section 3.Amendments to the Credit Agreement.

(a)The Existing Credit Agreement is hereby amended to effect the foregoing and as follows:

(1)Subsection 1.1 of the Existing Credit Agreement is hereby amended by adding the following new definitions, to appear in proper alphabetical order:
“Amendment No. 2”: the Amendment No. 2, to this Agreement, dated as of the Amendment No. 2 Effective Date, among the Borrower, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent and the Lenders party thereto.
“Amendment No. 2 Effective Date”: May 2, 2017.
“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of the Bank Recovery and Resolution Directive, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition and is subject to the supervision of an EEA Resolution Authority, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision of an EEA Resolution Authority with its parent.

“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority”: any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
    “Excluded Liability”: any liability that is excluded under the Bail-In Legislation from the scope of any Bail-In Action including, without limitation, any liability excluded pursuant to Article 44 of the Directive 2014/59/EU of the European Parliament and of the Council of the European Union.
“NYFRB”: the Federal Reserve Bank of New York.
“Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(2)Subsection 1.1 of the Existing Credit Agreement is hereby further amended to amend the following definitions to read in their entirety as follows:

“Agent-Related Distress Event”: with respect to any Agent (each, a “Distressed Person”), a voluntary or involuntary case with respect to such Distressed Person under any debt relief law, or a custodian, conservator, receiver or similar official is appointed for such Distressed Person or any substantial part of such Distressed Person’s assets, or such Distressed Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such Distressed Person to be, insolvent or bankrupt, or such

Distressed Person has become the subject of a Bail-in Action; provided that an Agent-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any equity interests in any Agent or any person that directly or indirectly controls such Agent by a Governmental Authority or an instrumentality thereof.

“Alternate Base Rate”:  for any day, a fluctuating rate per annum equal to the greatest of (a) the Base Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 0.50% and (c) the Adjusted LIBOR Rate for an Interest Period of one-month determined on such day (or if such day is not a Business Day, on the immediately preceding Business Day) plus 1.00%.  If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate or the Adjusted LIBOR Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c) above, as the case may be, of the preceding sentence until the circumstances giving rise to such inability no longer exist.  Any change in the Alternate Base Rate due to a change in the Base Rate, the Federal Funds Effective Rate or the Adjusted LIBOR Rate shall be effective on the effective date of such change in the Base Rate, the Federal Funds Effective Rate or the Adjusted LIBOR Rate, respectively.

“Applicable Margin”: (x) with respect to all periods prior to but not including the Amendment No. 2 Effective Date, the rate(s) per annum as in effect from time to time under the Agreement prior to the Amendment No. 2 Effective Date and (y) with respect to all periods commencing on and after the Amendment No. 2 Effective Date, (a) with respect to Eurodollar Loans, 3.00% per annum in the case of Tranche B Term Loans and (b) with respect to ABR Loans, 2.00% per annum in the case of Tranche B Term Loans.
“Facility”: each of the Tranche B Term Loans made pursuant to Amendment No. 2 and any other committed facility hereunder and the Extensions of Credit made thereunder.
“FATCA”: Sections 1471 through 1474 of the Code as in effect on the Closing Date (and any amended or successor provisions that are substantially comparable), and any regulations or other administrative authority promulgated thereunder or any agreement (including any intergovernmental agreement) entered into thereunder or in furtherance thereof and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such agreement.
“Federal Funds Effective Rate”: for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three depositary institutions of recognized standing selected by it.
“Tranche B Maturity Date”: June 24, 2022.
“Tranche B Term Loan”: each Term Loan converted or extended to, or established as, a Tranche B Term Loan pursuant to Amendment No.1 or Amendment No. 2, the final maturity date of which is the Tranche B Maturity Date.

(3)Subsection 2.2(b)(II) is hereby amended by adding the following to the end:
“For the avoidance of doubt, no installment payments will be due prior to June 24, 2019 as a result of prepayments of Term Loans under Subsection 4.4(a) made prior to the Amendment No. 2 Effective Date.”
(4)The first proviso in Subsection 2.6(d)(iv) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:
“provided that in the event that the applicable interest rate margins for any term loans Incurred by the Borrower under any Incremental Term Loan Commitment are higher than the applicable interest rate margin for the Tranche B Term Loans by more than 50 basis points, then the Applicable Margin for the Tranche B Term Loans shall be increased to the extent necessary so that the applicable interest rate margin for the Tranche B Term Loans is equal to the applicable interest rate margins for such Incremental Term Loan Commitment minus 50 basis points;”
(5)The Existing Credit Agreement is hereby amended by adding a new Subsection 2.9 as follows:
“Notwithstanding any provision of this Agreement to the contrary, for purposes of this Agreement, after giving effect to the transactions contemplated by Amendment No. 2, the Additional Repriced Extended Term Loan Commitments (as defined in Amendment No. 2) shall constitute Tranche B Term Loan Commitments hereunder and the Repriced Extended Term Loans and Additional Repriced Extended Term Loans (each as defined in Amendment No. 2) shall constitute Tranche B Term Loans hereunder.”
(6)Subsection 4.4(a) of the Existing Credit Agreement is hereby amended to replace the reference to “six months of the Extension Amendment No. 1 Effective Date” to “six months of the Amendment No. 2 Effective Date.

(7)Subsection 4.5(c) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:
“If within six months of the Amendment No. 2 Effective Date the Borrower (x) makes an optional prepayment in full of the Tranche B Term Loans pursuant to a Tranche B Repricing Transaction, (y) effects any amendment of this Agreement (including in connection with any refinancing transaction permitted under Subsection 11.6(g) to replace the Loans or Commitments under any Facility or Tranche) that results in a Tranche B Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Tranche B Term Loan Lender, (I) in the case of clause (x) above, a prepayment premium of 1.0% of the aggregate principal amount of Tranche B Term Loans being prepaid and (II) in the case of clause (y) above, a prepayment premium of 1.0% of the aggregate principal amount of Tranche B Term Loans outstanding immediately prior to such amendment. If within six months of the Amendment No. 2 Effective Date any Tranche B Term Loan Lender is replaced pursuant to Subsection 11.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under Subsection 11.6(g) to replace the Loans or Commitments under any Facility or Tranche) that results in a Tranche B Repricing Transaction, such Tranche B Term Loan Lender (and not any Person who replaces such Tranche B Term Loan Lender pursuant to Subsection 11.1(g)) shall receive its pro rata portion (as determined immediately prior to it being so replaced) of the prepayment premium described in the preceding sentence.”
(8)Subsection 8(b) of the Existing Credit Agreement is hereby amended by deleting “and” from the end of Subsection 8(b)(xii), by adding “ and” to the end of Subsection 8(b)(xiii) and adding at the end a new Subsection 8.2(b)(xiv) to read in its entirety as follows:
“(xiv) any Restricted Payment, provided that on a pro forma basis after giving effect to such Restricted Payment the Consolidated Total Leverage Ratio would be equal to or less than 3.00:1.00.”
(9)Clause (D) of the proviso at the end of Subsection 8.2(b) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:
“(D) with respect to Subsection 8.2(b)(vi) and Subsection 8.2(b)(xiv), no Event of Default under Subsection 9.1(a), (c), (e), (f), (h), (i), (j) or (k) or other Event of Default known to the Borrower shall have occurred and be continuing at the time of any such Permitted Payment after giving effect thereto.”
(10)Section 11 of the Existing Credit Agreement is hereby amended by adding at the end a new Subsection 11.22 to read in its entirety as follows:
“11.22 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured (all such liabilities, other than any Excluded Liability, the “Covered Liabilities”), may be subject to Write-down and Conversion Powers and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of Write-Down and Conversion Powers to any Covered Liability arising under any Loan Document which may be payable to it by any Lender that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such Covered Liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such Covered Liability;
(ii)    a conversion of all, or a portion of, such Covered Liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such Covered Liability under any Loan Document; or

(iii)    the variation of the terms of such Covered Liability in connection with the exercise of Write-Down and Conversion Powers.
Notwithstanding anything to the contrary herein, nothing contained in this subsection 11.22 shall modify or otherwise alter the rights or obligations with respect to any liability that is not a Covered Liability.”
Section 4.Reaffirmation of the Guarantee and Collateral Agreement. The Guarantee and Collateral Agreement, including the guaranty of the Obligations, the grants of Liens on the Collateral to secure the Obligations, and the covenants and agreements contained therein, is hereby acknowledged and reaffirmed and shall continue in full force and effect. Notwithstanding the terms of this Amendment and the effectiveness of the Credit Agreement, the Guarantee and Collateral Agreement and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

Section 5.Representations and Warranties. In order to induce the Lenders party hereto to enter into this Amendment and to either continue their Existing Term Loans as Repriced Extended Term Loans and/or make Additional Repriced Extended Term Loans, the Borrower and (as to subsections 5(a) and 5(b) below) each other Loan Party represents and warrants to each Lender that as of the Amendment No. 2 Effective Date:

(a)the execution, delivery and performance by such Loan Party of this Amendment are within such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action of such Loan Party, and will not (i) violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect or (ii) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of such Loan Party’s properties or revenues pursuant to any such Requirement of Law or Contractual Obligation;

(b)this Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(c)after giving effect to this Amendment, all representations and warranties of the Borrower contained in the Existing Credit Agreement are true and correct in all material respects on and as of the Amendment No. 2 Effective Date, except to the extent that any such representations and warranties expressly relate to a given date, in which case they were true and correct in all material respects as of such date.

Section 6.Conditions to Effectiveness. The agreements and amendments set forth in Sections 2 and 3 of this Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) that each of the following conditions shall have been satisfied:

(a)Counterparts. The Administrative Agent shall have received (i) a counterpart of this Amendment executed by each of the Loan Parties, (ii) a counterpart of this Amendment (or Consent in the form attached hereto) executed by Extending Term Lenders who in the aggregate constitute Required Lenders and (iii) a counterpart of this Amendment (or Consent in the form attached hereto) executed by each New Term Loan Lender;

(b)Legal Opinion. The Administrative Agent shall have received a favorable written opinion of each of (i) Debevoise & Plimpton LLP (as to enforceability of the Credit Agreement (as amended by this Amendment) and this Amendment), counsel to the Borrower, and (ii) Richards, Layton & Finger P.A., Delaware counsel to the Borrower, in each case addressed to the Administrative Agent, Collateral Agent, each Extending Term Lender and each New Term Loan Lender, dated the Amendment No. 2 Effective Date, in form and substance reasonably satisfactory to the Administrative Agent;

(c)Secretary’s Certificate. The Administrative Agent shall have received a certificate from the Borrower, dated the Amendment No. 2 Effective Date, substantially in the form of Exhibit F to the Credit Agreement, with appropriate insertions and attachments reasonably satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary or other authorized representative of the Borrower;

(d)Corporate Proceedings of the Borrower. The Administrative Agent shall have received a copy of the resolutions or equivalent action, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this Amendment and (ii) the reaffirmation of the Guarantee and Collateral Agreement pursuant to Section 4 hereof, as of the Amendment No. 2 Effective Date, certified by the Secretary, any Assistant Secretary or other authorized representative of the Borrower as of the Amendment No. 2 Effective Date, which certificate shall be in substantially the form of Exhibit F to the Credit Agreement and shall state that the resolutions or other action thereby certified have not been amended, modified (except as any later such resolution or other action may modify any earlier such resolution or other action), superseded or revoked in any respect and are in full force and effect as of the Amendment No. 2 Effective Date;

(e)Incumbency Certificate of the Borrower. The Administrative Agent shall have received a certificate of the Borrower, dated as of the Amendment No. 2 Effective Date, as to the incumbency and signature of the officers or other authorized signatories of the Borrower executing this Amendment on the Amendment No. 2 Effective Date;

(f)Governing Documents. The Administrative Agent shall have received copies of the Organizational Documents of the Borrower, certified as of the Amendment No. 2 Effective Date, as true, correct and complete copies (as amended through the Amendment No. 2 Effective Date) by (if applicable) the Secretary of State and Secretary or other authorized representative of the Borrower and a certificate of good standing of the Borrower in the state of organization of the Borrower, in so-called “long-form” if available;

(g)Fees; Prepayment. The Administrative Agent shall have received (i) payment of the upfront fee on behalf of each Extending Term Lender and each New Term Lender in an amount equal to 0.125% of the principal amount of the Tranche B Term Loans of such Lender and (ii) the fees payable pursuant to the Engagement Letter, dated as of April 19, 2017; and

(h)Event of Default. No Event of Default under Subsection 9.1(a) or (f) of the Existing Credit Agreement exists or will exist immediately after giving effect to the prepayment pursuant to Section 2(d) hereof.
The Administrative Agent shall give prompt notice in writing to the Borrower of the occurrence of the Amendment No. 2 Effective Date. The making of the Additional Repriced Extended Term Loans by the New Term Loan Lenders shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each New Term Loan Lender, and an agreement of the parties hereto, that each of the conditions precedent set forth in Section 6 hereof shall have been satisfied in accordance with its respective terms.
Section 7.Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable fees, disbursements and other charges of Davis Polk & Wardwell LLP, counsel for the Administrative Agent).

Section 8.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 9.Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 10.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 11.Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or text of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement, as amended hereby.

Section 12.Tax Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 2 Effective Date, the Borrower and the Administrative Agent shall treat (and the Extending Term Lenders hereby authorize the Administrative Agent to treat) any Term Loan as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Acknowledged and Agreed:

NCI GROUP, INC.

By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

ROBERTSON-CECO II CORPORATION

By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

STEELBUILDING.COM, LLC
By:	its sole member:
NCI GROUP INC.

By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

CENTRIA
By:	its general partners

STEELBUILDING.COM, LLC
By:	its sole member:
NCI GROUP, INC.

By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

CENTRIA, INC.

By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

CENTRIA SERVICES GROUP, LLC
By:	its sole member:
CENTRIA
By:	its general partners

STEELBUILDING.COM, LLC
By:	its sole member:
NCI GROUP, INC.

By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

ROOFWORKS, LTD.
By:	its sole member:
CENTRIA
By:	its general partners

STEELBUILDING.COM, LLC
By:	its sole member:
NCI GROUP, INC.

By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 2 to NCI Term Loan Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Authorized Signatory

By:	/s/ Whitney Gaston
	Name:	Whitney Gaston
	Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as New Term Loan Lender

By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Authorized Signatory

By:	/s/ Whitney Gaston
	Name:	Whitney Gaston
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to NCI Term Loan Credit Agreement]

Schedule A

Additional Repriced Extended Term Loan Commitments

Additional Term Lender	Additional Repriced Extended Term Loan Commitment
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$ 13,137,538.27

EXHIBIT A

AMENDMENT NO. 2 TO INTERCREDITOR AGREEMENT
AMENDMENT NO. 2 TO INTERCREDITOR Agreement, dated [•] (this “Amendment”), is by and among NCI BUILDING SYSTEMS, INC., a Delaware corporation (the “Company”), those certain Domestic Subsidiaries of the Company party hereto as Grantors, Credit Suisse AG, Cayman Islands Branch, as Term Loan Administrative Agent and Term Loan Agent, WELLS FARGO CAPITAL FINANCE, LLC, as Working Capital Administrative Agent and Working Capital Agent and Credit Suisse AG, Cayman Islands Branch, as Control Agent.
W I T N E S S E T H :
WHEREAS, the Company, the other Grantors, the Term Loan Administrative Agent, the Term Loan Agent, the Working Capital Administrative Agent, the Working Capital Agent and the Control Agent are parties to the Intercreditor Agreement, dated as of October 20, 2009, by and among the Company, the other Grantors, Term Loan Agent, the Working Capital Agent and the Control Agent (as supplemented by the Joinder thereto, dated as of June 22, 2012, as amended by Amendment No.1 to Intercreditor Agreement, dated as of June 22, 2012 and as the same is amended and supplemented pursuant hereto and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Intercreditor Agreement”);
WHEREAS, the Company and the other Grantors desire to amend certain provisions of the Intercreditor Agreement as set forth herein, and the Term Loan Administrative Agent, Term Loan Agent, the Working Capital Administrative Agent, the Working Capital Agent and the Control Agent are willing to agree to such amendments on the terms and subject to the conditions set forth herein; and
WHEREAS, by this Amendment, the Company, the other Grantors, the Term Loan Administrative Agent, Term Loan Agent, the Working Capital Administrative Agent, the Working Capital Agent and the Control Agent desire and intend to evidence such amendments;
NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendment to Intercreditor Agreement. The Intercreditor Agreement is, effective as of the satisfaction of the conditions precedent set forth in Section 6 below, hereby amended as follows:

(a)Section 1.1 of the Intercreditor Agreement is amended by amending and restating the definition of “Collateral” as follows:

““Collateral” means all of the assets and property of any Grantor, whether tangible or intangible, constituting both Working Capital Collateral and Term Loan Collateral; provided that Collateral shall include any such assets and property constituting Opt-Out Collateral pursuant to Section 2.5(d), with respect to any Agent for which such assets and property do not so constitute Opt-Out Collateral.”
(b)Section 1.1 of the Intercreditor Agreement is amended by adding the following definition therein:

““Opt-Out Collateral” has the meaning set forth in Section 2.5(d).”
(c)Section 2.5 of the Intercreditor Agreement is amended by adding to the end a new clause (d) as follows:

“(d)     Notwithstanding the foregoing subsections (a) through (c) above, or any other provision of this Agreement, (i) the Working Capital Agent may, in its discretion and subject to the terms of the Working Capital Credit Documents, determine to exclude from the Working Capital Collateral any assets or property of any Grantor or any of its Subsidiaries constituting Term Loan Priority Collateral (and forego or release any Lien thereon or security interest therein), and any assets or property of any Grantor or any of its Subsidiaries constituting Term Loan Priority Collateral may be expressly excluded from the Working Capital Collateral pursuant to the terms of the Working Capital Credit Documents, (ii) any Additional Agent may, in its

discretion and subject to the terms of any Additional Documents, determine to exclude from the applicable Additional Collateral any assets or property of any Grantor or any of its Subsidiaries constituting Term Loan Priority Collateral or Working Capital Priority Collateral, as applicable (and forego or release any Lien thereon or security interest therein), and any assets or property of any Grantor or any of its Subsidiaries constituting Term Loan Priority Collateral or Working Capital Priority Collateral may be expressly excluded from such Additional Collateral pursuant to the terms of such Additional Documents, and (iii) the Term Loan Agent may, in its discretion and subject to the terms of the applicable Term Loan Credit Documents (including Section 11.1 of the Term Loan Credit Agreement initially entered into as of June 22, 2012, or any equivalent provision of any other Term Loan Credit Agreement), determine to exclude from the applicable Term Loan Collateral any assets or property of any Grantor or any of its Subsidiaries constituting Working Capital Priority Collateral (and forego or release any Lien thereon or security interest therein), and any assets or property of any Grantor or any of its Subsidiaries constituting Working Capital Priority Collateral may be expressly excluded from such Term Loan Collateral pursuant to the terms of the applicable Term Loan Credit Documents (any such assets or property that are so excluded from the Working Capital Collateral, the applicable Additional Collateral or the applicable Term Loan Collateral, as applicable, the “Opt-Out Collateral”). In the event that any Agent so determines to exclude any assets or property, or any assets or property are so excluded from the Collateral with respect to such Agent and the applicable Claimholders, as Opt-Out Collateral pursuant to this Section 2.5(d), such Agent shall (or if permitted pursuant to the applicable Credit Documents, the Company may) give prompt written notice thereof to any other Agent and (unless given by the Company) to the Company.”
(d)The first sentence of Section 2.6 of the Intercreditor Agreement is amended and restated as follows:
“Except as provided in Section 2.5(d), the parties hereto agree that it is their intention that the Working Capital Collateral, the Term Loan Collateral and the Additional Collateral be identical.”
(e)Section 4.1(a) of the Intercreditor Agreement is amended to add the following as the penultimate sentence therein:

“Notwithstanding the foregoing provisions of this Section 4.1(a), there shall not be any obligation on the Term Loan Agent or any other Term Loan Claimholder, or any Additional Agent or any other Additional Claimholder, to deliver the proceeds of any Term Loan Priority Collateral to the Working Capital Agent solely to the extent that such assets or property constitute Opt-Out Collateral in respect of which the Working Capital Agent has made a determination to exclude pursuant to Section 2.5(d), and such proceeds shall be delivered to the relevant Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdictions may direct.”
(f)Section 4.1(b) of the Intercreditor Agreement is amended to add the following as the penultimate sentence therein:

“Notwithstanding the foregoing provisions of this Section 4.1(b), there shall not be any obligation on the Working Capital Agent or any other Working Capital Claimholder, to deliver the proceeds of any Working Capital Priority Collateral to the Term Loan Agent or any Additional Agent solely to the extent that such assets or property constitute Opt-Out Collateral in respect of which such Agent has made a determination to exclude pursuant to Section 2.5(d), and such proceeds shall be delivered to the relevant Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdictions may direct.”
2.Interpretation. For purposes of this Amendment, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Intercreditor Agreement as amended by this Amendment. It is understood and agreed that the terms “Working Capital Credit Agreement”, “Working Capital Credit Documents”, “Working Capital Obligations” shall not be construed to be limited to agreements or obligations the proceeds of which are used for working capital purposes.

3.Conditions Precedent. The amendments contained herein shall only be effective upon the due execution of a counterpart of this Amendment by each of the Company, the other Grantors, the Term Loan Administrative Agent, the Term Loan Agent, the Working Capital Administrative Agent, the Working Capital Agent, and the Control Agent, and the delivery of such executed counterpart to each of the other parties to this Amendment.

4.Effect of this Amendment. Except as expressly set forth herein, no other amendments, changes or modifications to the Intercreditor Agreement are intended or implied, and in all other respects the Intercreditor Agreement is hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and no party to the Intercreditor Agreement shall be entitled to any other or further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the Intercreditor Agreement, the terms of this Amendment shall control. The Intercreditor Agreement and this Amendment shall be read and construed as one agreement. On and after the date that all conditions set forth in Section 3, above, shall have been satisfied and this Amendment has become effective, each reference in the Intercreditor Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the Working Capital Credit Documents, the Term Loan Credit Documents or any Additional Documents to the Intercreditor Agreement, shall mean and be a reference to the Intercreditor Agreement as amended hereby.

5.Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

6.Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7.Entire Agreement. This Amendment represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

8.Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

9.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

WELLS FARGO CAPITAL FINANCE, LLC,
as Working Capital Administrative Agent and Working Capital Agent

By:______________________________
Name:
Title:

CREDIT SUISSE AG, Cayman Islands Branch,
as Term Loan Administrative Agent and Term Loan Agent

By:______________________________
Name:
Title:

CREDIT SUISSE AG, Cayman Islands Branch,
as Control Agent

By:______________________________
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]
GRANTORS:

NCI GROUP, INC

By:______________________________
Name:
Title:

ROBERTSON-CECO II CORPORATION

By:______________________________
Name:
Title:

NCI BUILDING SYSTEMS, INC.

By:______________________________
Name:
Title:

STEELBUILDING.COM, INC.

By:______________________________
Name:
Title:

CENTRIA

By:______________________________
Name:
Title:

CENTRIA, INC.

By:______________________________
Name:
Title:

CENTRIA SERVICES GROUP, LLC

By:______________________________
Name:
Title:

ROOFWORKS, LTD.

By:______________________________
Name:
Title:

ANNEX I
CONSENT (this “Consent”) to Amendment No. 2, dated as of May , 2017 (the “Amendment”), to the Credit Agreement, dated as of June 22, 2012, as amended on June 24, 2013, and as further amended, supplemented, waived or otherwise modified prior to the date hereof, among the Borrower, the Lenders, the Administrative Agent, and the other institutions party thereto, including but not limited to the amendments to the Existing Credit Agreement pursuant to Section 2 and 3 of the Amendment. Capitalized terms used but not defined in this Consent are used as defined in the Amendment.
The undersigned Extending Term Lender hereby irrevocably and unconditionally approves and consents to the Amendment as a party thereto and elects to continue all Existing Term Loans held by such Extending Term Lender (or such lesser amount as the Borrower may approve, as notified to such Extending Term Lender by or on behalf of the Lead Arrangers) as Repriced Extended Term Loans.
IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.
___________________________________,
as a Lender (type name of the legal entity)

By:______________________________
Name:
Title:
If a second signature is necessary:

By:______________________________
Name:
Title: